UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2022

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On November 9, 2022, Wheels Up Experience Inc. (the “Company” or “Wheels Up”) filed a Current Report on Form 8-K (the “Original 3Q Filing”) with the U.S. Securities and Exchange Commission (the “SEC”) that furnished under Items 2.02 and 9.01 the Company’s press release announcing its unaudited financial results as of and for the three and nine months ended September 30, 2022 (the “Original 3Q Press Release”). The full text of the Original 3Q Press Release was furnished as Exhibit 99.1 to, and incorporated by reference into, the Original 3Q Filing.
In addition, on March 9, 2023, Wheels Up filed a Current Report on Form 8-K (the “Original 4Q Filing” and, together with the Original 3Q Filing, the “Original Filings”) with the SEC that furnished under Items 2.02 and 9.01 the Company’s press release announcing its unaudited financial results as of and for the three months and year ended December 31, 2022 (the “Original 4Q Press Release” and, together with the Original 3Q Press Release, the “Original Press Releases”). The full text of the Original 4Q Press Release was furnished as Exhibit 99.1 to, and incorporated by reference into, the Original 4Q Filing.
The purpose of this Current Report on Form 8-K/A (this “Amendment No. 1”) is to:
i.reflect adjustments to certain financial information set forth in the Original Press Releases that were made by the Company while finalizing its audited financial statements for inclusion in its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report on Form 10-K”), which include (a) recognizing a goodwill impairment charge of $62.0 million during the three and nine months ended September 30, 2022 and related adjustments that were not reflected in the Original 3Q Press Release for the three months and nine months ended September 30, 2022, and (b) adjustments related to, or derived from, a goodwill impairment charge of $118.0 million that should have been recognized by the Company during the three months ended December 31, 2022, which was disclosed as $132 million for the three months and year ended December 31, 2022 in the Original 4Q Press Release; and
ii.disclose that the Company’s previously issued unaudited condensed consolidated financial statements as of and for the three months and nine months ended September 30, 2022 (the “Prior Financial Statements”) should no longer be relied upon and are expected to be imminently restated by the Company.
Item 2.02 Results of Operations and Financial Condition.
The Company is filing this Amendment No. 1 to the Original Filings to reflect adjustments to the presentation of the Company’s unaudited financial statements and reconciliations of Net loss to Adjusted EBITDA, in each case contained in the Original 3Q Press Release and the Original 4Q Press Release and incorporated by reference into the Original 3Q Filing and the Original 4Q Filing, respectively. In connection with the preparation of the audited financial statements to be included in the Annual Report on Form 10-K, the Company determined that non-cash goodwill impairment charges of (i) $62.0 million should have been recognized by the Company during the three months ended September 30, 2022, based on the Company’s reassessment of the fair value of the legacy Wheels Up reporting unit (excluding Air Partner) (“WUP Legacy”) as of September 30, 2022, and (ii) $118.0 million should have been recognized by the Company during the three months ended December 31, 2022, based on the assessment of the fair value of WUP Legacy as of December 31, 2022, in each case that were necessary to reflect the diminished fair value of WUP Legacy as of the applicable measurement dates.
The recognition of non-cash goodwill impairment charges of $62.0 million for the three months ended September 30, 2022 and $118.0 million for the three months ended December 31, 2022 resulted in the following changes to the Company’s unaudited condensed consolidated financial statements set forth in the Original Press Releases:
•For the three and nine months ended September 30, 2022, the Company recognized a charge for “Impairment of goodwill” of $62.0 million in the Company’s unaudited condensed consolidated statements of operations, which resulted in:
◦a $62.0 million increase to the Company’s Net loss for the three and nine months ended September 30, 2022 versus the previously reported financial results;

◦a revised Net loss of $148.8 million, or $0.61 per share, for the three months ended September 30, 2022, and $330.6 million, or $1.35 per share, for the nine months ended September 30, 2022; and
◦corresponding adjustments, and associated impacts of the adjustments, to:
▪the balances of the “Goodwill” and “Accumulated deficit” line items in the Company’s unaudited condensed consolidated balance sheets as of September 30, 2022;
▪the balances of “Net loss” and “Impairment of goodwill” in the Company’s unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2022; and
▪the balances of “Net loss” and “Impairment of goodwill” and the “Impairment of goodwill” reconciling item in the Company’s reconciliations of Net loss to Adjusted EBITDA for the three and nine months ended September 30, 2022.
•For the three months ended December 31, 2022, the Company decreased the charge for “Impairment of goodwill” by $14.0 million in the Company’s unaudited condensed consolidated statements of operations versus what was reported in the Original 4Q Press Release, which resulted in:
◦a $14.0 million decrease to the Company’s Net loss for the three months ended December 31, 2022 and, taking into account the impact of the non-cash goodwill impairment charge for the three months ended September 30, 2022, a $48 million increase to the Company's Net loss for the year ended December 31, 2022, in each case versus the previously reported financial results;
◦a revised Net loss of $224.9 million, or $0.91 per share, for the three months ended December 31, 2022, and $555.5 million, or $2.26 per share, for the year ended December 31, 2022; and
◦corresponding adjustments, and associated impacts of the adjustments, to the following items, in each case in the same manner described with respect to the “Impairment of goodwill” charge recognized during the three and nine months ended September 30, 2022 above:
▪the Company’s unaudited condensed consolidated balance sheets as of December 31, 2022;
▪the unaudited condensed consolidated statements of cash flows for the year ended December 31, 2022; and
▪the reconciliations of Net loss to Adjusted EBITDA for the three months and year ended December 31, 2022.
•The adjustments did not impact the Company’s Adjusted EBITDA results for the three and nine months ended September 30, 2022 or the three months and year ended December 31, 2022.

The Company has provided updated unaudited condensed consolidated financial statements and reconciliations of Net loss to Adjusted EBITDA as of and for three and nine months ended September 30, 2022 and the three months and year ended December 31, 2022 reflecting the adjustments described above, which are furnished as Exhibits 99.1 and 99.2, respectively, to this Amendment No. 1 and are incorporated by reference herein. These updated unaudited financial statements and reconciliations of Net loss to Adjusted EBITDA replace the corresponding unaudited financial statements presented in the Original Press Releases. Each reference to Net loss and the charge for the impairment of goodwill (or similar terms) set forth in the Original Press Releases are similarly adjusted and replaced. The descriptions of the updated unaudited financial statements and reconciliations set forth above in Item 2.02 of this Amendment No. 1 are qualified in their entirety reference to the respective unaudited financial statements and reconciliations set forth in Exhibits 99.1 and 99.2 furnished herewith.

In addition, the Company is also making conforming corrections to the slide presentations that were utilized in conjunction with the Company's related earnings calls and made available on the Company's investor relations website.
Non-GAAP Financial Measures
The Company reports certain key financial measures, including Adjusted EBITDA, that are not required by, or presented in accordance with, generally accepted accounting principles in the United States of America (“GAAP”). These non-GAAP financial measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures derived in accordance with GAAP. The Company believes that these non-GAAP financial measures of financial results provide useful supplemental information to investors, about Wheels Up. However, there are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in Wheels Up’s financial measures. In addition, other companies may calculate non-GAAP financial measures differently, or may use other measures to calculate their financial performance, and therefore, Wheels Up’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies.
For more information on Adjusted EBITDA and other non-GAAP financial measures used by Wheels Up, see the section titled “Non-GAAP Financial Measures” included in Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Wheels Up’s Quarterly Report on Form 10-Q, which was filed with the SEC on November 9, 2022.
Incorporation by Reference
The information in the Explanatory Note and Item 2.02 of this Amendment No. 1 and Exhibits 99.1 and 99.2 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a)    On March 27, 2023, the Company, on the recommendation of the Audit Committee of the Company’s Board of Directors, concluded that the Prior Financial Statements should no longer be relied upon. This determination resulted from the identification of an error in the Prior Financial Statements, which resulted in a non-cash goodwill impairment charge related to WUP Legacy for the three months ended September 30, 2022 that is described in Item 2.02 of this Amendment No. 1.
The Company has assessed the materiality of this error in accordance with applicable SEC rules, and has concluded that the Prior Financial Statements should be restated. The Company intends to include the restated Prior Financial Statements in an amended Quarterly Report on Form 10-Q/A (the “Amended Quarterly Report”) to be imminently filed with the SEC. As a result of the restatement of the Prior Financial Statements and the Amended Quarterly Report, management has determined that a material weakness existed in the Company’s internal control over financial reporting related to the financial statement close process for the three months ended September 30, 2022. The identified material weakness will be described in the Amended Quarterly Report, and the Company’s remediation plan will be described in the Annual Report on Form 10-K to be imminently filed with the SEC.
The Audit Committee has discussed the matters disclosed in this Amendment No. 1 with Grant Thornton LLP, the Company's independent registered public accounting firm.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K of Wheels Up contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Wheels Up’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Wheels Up regarding the future including, without limitation, statements regarding: (i) the plan to remediate the material weakness identified in Item 4.02 of this Amendment No. 1, including whether such remediation plan will be effective at preventing or avoiding potential future significant deficiencies or material weaknesses in our internal controls, or prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements; (ii) the timing of the Company’s filings of the Amended Quarterly Report and Annual Report on Form 10-K with the SEC; and (iii) the potential impacts of items discussed in this Amendment No. 1 on Wheels Up’s business, results of operations, cash flows, liquidity, financial condition and ability to execute its strategic business plan. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC by Wheels Up on March 10, 2022, and the other documents filed by Wheels Up from time to time with the SEC. In addition, these risks and uncertainties include, among other things: the risk that the Company may incur additional impairment losses in the future related to its tangible or intangible assets, including goodwill, due to changes in business or market conditions impacting the Company's forecasts or the market price of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), which may adversely impact the perception of the Company held by stockholders, investors, members and customers, or impact the Company's business, results of operations, financial condition or the market price and volatility of the Company's Common Stock and public warrants; the risk that the Company may identify new material weaknesses in the future or will not be able to successfully remediate the material weakness identified in Item 4.02 of Amendment No. 1 and related deficiencies in the Company’s disclosure controls and procedures, and that the accuracy and timing of the Company’s financial reporting may be adversely affected; and the risk that stockholders, investors, members and customers may lose confidence in the accuracy and completeness of the Company's financial reports, which could harm the Company's reputation, cause the market price of the Company's Common Stock and public warrants to decline, subject the Company to sanctions or investigations by the SEC, the New York Stock Exchange or other regulatory authorities, and adversely impact the Company’s ability to source external financing for the Company's capital needs on acceptable terms or at all. Moreover, Wheels Up operates in a very competitive and rapidly changing environment. New risks and uncertainties arise from time to time, and it is impossible for Wheels Up to predict these events or how they may affect the Company. You are cautioned not to place undue reliance upon any forward- looking statements, which speak only as of the date made, and Wheels Up undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Wheels Up does not give any assurance that it will achieve its expectations.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1
Wheels Up Experience Inc.—Updated Unaudited Condensed Consolidated Financial Statements and Non-GAAP Reconciliations as of and for the Three and Nine Months Ended September 30, 2022 (Updated March 31, 2023).

99.2
Wheels Up Experience Inc.—Updated Unaudited Condensed Consolidated Financial Statements and Non-GAAP Reconciliations as of and for the Three Months and Year Ended December 31, 2022 (Updated March 31, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: March 31, 2023	By:	/s/ Kenneth Dichter
		Name:	Kenneth Dichter
		Title:	Chief Executive Officer